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                      Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K/A
                                  Current Report
                                (Amendment No. 1)

                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934



                                February 26, 1998
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                               The Titan Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     001-06035           95-2588754
-------------------------------        -----------       ----------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
        incorporation)                 File Number)      Identification No.)


                             3033 Science Park Road
                        San Diego, California 92121-1199
                    ----------------------------------------
                    (Address of principal executive offices)


                                   619-552-9500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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The undersigned hereby amends Item 7 of its Current Report on Form 8-K filed with the Commission on March 10, 1998 to read as follows:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

           (i) Audited financial statements of DBA at June 30, 1997 and 1996, and for each of the years in the three-year period ended June 30, 1997, with an audit report by Deloitte & Touche LLP, are incorporated by reference to pages F-29 through F-45 of Registrant's Registration Statement on Form S-4 (No. 333-45719) (the "DBA Registration Statement").

           (ii) Unaudited interim financial statements of DBA at December 31, 1997 and for the six month periods ended December 31, 1996 and 1997 are incorporated by reference to DBA's Form 10-Q for the quarter ended December 31, 1997.

     (b)   PRO FORMA FINANCIAL INFORMATION

           (i) The pro forma financial information at September 30, 1997, for each of the years in the three-year period ended December 31, 1996 and for the nine-month periods ended September 30, 1997 and 1996 is incorporated by reference to the Unaudited Pro Forma Combined Condensed Financial Information at pages 65 through 71 of the DBA Registration Statement.

           (ii) The pro forma financial information at December 31, 1997, and for each of the years in the three-year period ended December 31, 1997 is incorporated by reference to the Audited Consolidated Financial Statements of The Titan Corporation and subsidiaries on pages F-2 through F-20 of the Registrant's Registration Statement on Form S-4 (No. 333-47633)

     (c)   EXHIBITS

           23.1  Consent of Arthur Andersen LLP, Independent Public Accountants.

           23.2  Consent of Deloitte & Touche LLP, Independent Auditors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        The Titan Corporation

Dated: March 10, 1998                   By: /s/ Gene W. Ray
                                            ---------------------------------
                                        Gene W. Ray
                                        Chief Executive Officer and President

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                               INDEX TO EXHIBITS

     23.1     Consent of Arthur Andersen LLP, Independent Public Accountants.

     23.2     Consent of Deloitte & Touche LLP, Independent Auditors.